IT PARTNERS, INC.

        AMENDED AND RESTATED 1997 LONG-TERM INCENTIVE PLAN

1.   Definitions

     In this Plan, except where the context otherwise indicates, the following definitions apply:

     1.1  "Agreement" means a written agreement implementing an Award.

     1.2 "Restricted Stock and Nonqualified Stock Option Agreement" means a Restricted Stock and Nonqualified Stock Option Agreement executed by and between the Corporation and an Optionee or Grantee.

     1.3 "Award" means a grant of an Option or Right or an award of Restricted Stock or Incentive Shares.

     1.4 "Subsidiary" means a "subsidiary corporation" as defined in section 425(f) of the Code.

     1.5  "Board" means the Board of Directors of the Corporation.

     1.6  "Change of Control" means either:

          (a) the acquisition, other than from the Corporation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of fifty percent (50%) or more of the then outstanding shares of common stock of the Corporation, but excluding for this purpose any such acquisition by (A) the Corporation, any Subsidiary of the Corporation, or any other entity a majority of which is owned, directly or indirectly, by the beneficial owners of a majority of the outstanding shares of voting common stock of the Corporation, or (B) any corporation with respect to which, following such acquisition, more than fifty percent (50%) of the then outstanding shares of voting common stock of such corporation is then beneficially owned, directly or indirectly, by the Corporation, a Subsidiary of the Corporation, or the individuals and entities who were the beneficial owners, directly or indirectly, of the voting common stock of the Corporation immediately prior to such acquisition; or
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        (b)  approval by the holders of the stock of the Corporation of a reorganization, merger or consolidation, in each case, with respect to which the Corporation, any Subsidiary of the Corporation, or any other entity a majority of which is owned, directly or indirectly, by the beneficial owners of a majority of the outstanding shares of voting Common Stock of the Corporation, do not, alone or in combination, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty percent (50%) or more of the then outstanding shares of voting common stock of the corporation resulting from such reorganization, merger or consolidation.

     1.7  "Code" means the Internal Revenue Code of 1986, as amended.

     1.8 "Committee" means the committee of the Board appointed by the Board to administer the Plan. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee.

     1.9 "Common Stock" means the common stock, par value $.01 per share, of the Corporation.

     1.10 "Consultant" means a person engaged by the Corporation, or a parent or Subsidiary of the Corporation, pursuant to a written agreement, to perform consulting services with respect to the business of the Corporation.

     1.11 "Corporation" means IT Partners, Inc.

     1.12 "Date of Exercise". means the date on which the Corporation receives notice of the exercise of an Option or Right in accordance with the terms of
Article 8.

     1.13 "Date of Grant" means the date on which an Option or Right is granted or Restricted Stock or Incentive Shares are awarded under the Plan.

     1 .14     "Director" means a member of the Board of the Corporation or an
Subsidiary.

     1.15 "Employee" means any employee of the Corporation or of a Subsidiary, including an Employee Director or any person who has been hired to be an employee of the Corporation or a Subsidiary.

     1.16 "Employee Director" means a Director who is also an Employee.

     1.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     1.18 "Fair Market Value" means on any applicable determination date shall mean (i) if the stock is listed or admitted to trade on a securities exchange, the closing price of the stock, on such day, on the principal securities exchange on which the stock is so listed or admitted to trade, or, if there is no such reported sale on such date, the average closing bid and asked prices on such day, or (if none) then the closing price of the stock or (if none) such average, as reported on the next preceding date on which there was such reported activity in such shares (such determination or earlier date being hereinafter referred to as the "applicable trading date"); (ii) if the stock is not listed or admitted to trade on a securities exchange, the last reported sales price for the stock or (if none) the average of the last reported bid and asked prices on the applicable trading date, as reported by the principal reputable quotation system available to the Committee; (iii) if the stock is not listed or admitted to trade on a
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securities exchange and no such reported closing sale price or closing bid and asked prices are available, the average of the reported high bid and low asked price for the stock on the applicable trading date, as reported by a reputable quotation source designated by the Committee; or (iv) if the stock is not listed or admitted to trade on a securities exchange, trading is not so reported, and bid and asked prices are not available on a reasonably current basis, the value as established by the Committee in good faith at such time for purposes of this Plan.

     1.19 "Grantee" means an Employee, Director or Consultant to whom Restricted Stock has been awarded pursuant to Article 9 or Incentive Shares have been awarded pursuant to Article 10.

     1.20 "Incentive Shares" means Shares awarded under the Plan pursuant to the provisions of Article 10.

     1.21 "Incentive Stock Option" means an Option granted under the Plan that qualifies as an incentive stock option under Section 422 of the Code and that the Corporation designates as such in the Agreement granting the option.

     1.22 "Mature Shares" means Shares held by the Optionee free and clear of any liens or encumbrances for at least six months.

     1.23 "Nonqualified Stock Option" means an Option granted under the Plan that is not an Incentive Stock Option.

     1.24 "Option" means an option to purchase Shares granted under the Plan in accordance with the terms of Article 6.

     1.25 "Optionee" means an Employee, Director or Consultant to whom an Option or Right has been granted.

     1.26 "Option Period" means the period during which an Option may be exercised.

     1.27 "Option Price" means the price per Share at which an Option may be exercised. The Option Price shall be determined by the Committee and shall not be less than the Fair Market Value determined as of the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Optionee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the corporation or a Subsidiary (a "Ten-Percent Stockholder"), the Option Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value on the Date of Grant.

     1.28 "Performance Goals" means performance goals established by the Committee which may be based on earnings or earnings growth, sales, return on assets, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance standards may be particular to an employee or the department, branch, Subsidiary or other division in which he or she works, or may be based on the performance of the Corporation generally, and may cover such period as may be specified by the Committee.
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     1.29 "Plan" means the IT Partners, Inc. Amended and Restated 1997
Long-Term Incentive Plan.

     1.30 "Related Option" means the Option in connection with which, or by amendment to which, a specified Right is granted.

     1.31 "Related Right" means the Right granted in connection with, or by amendment to, a specified Option.

     1.32 "Restricted Stock" means Shares awarded under the Plan pursuant to the provisions of Article 9.

     1.33 "Right" means a stock appreciation right granted under the Plan in accordance with the terms of Article 7.

     1.34 "Right Period" means the period during which a Right may be exercised.

     1.35      "Share" means a share of Common Stock of the Corporation.

2.   Purpose

     The Plan is intended to assist the Corporation and its Subsidiaries in attracting and retaining Employees, Directors and Consultants of outstanding ability and to promote the identification of their interests with those of the stockholders of the Corporation.

3.   Administration

     The Committee shall administer the Plan and shall have plenary authority, in its discretion, to award Options, Rights, Restricted Stock and Incentive Shares to Employees, Directors or Consultants subject to the provisions of the Plan. The committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine the terms of all Awards (which terms need not be identical), including, but not limited to, the exercise price of Options, the time or times at which Awards are made, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option, and the period during which Options and Rights may be exercised and Restricted Stock shall be subject to restrictions. In making these determinations, the Committee may take into account the nature of the services rendered by the Award recipients, their present and potential contributions to the success of the Corporation and its Subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Committee on the matters referred to in this Article 3 shall be binding and final.

4.   Eligibility

     Options, Rights, Restricted Stock and Incentive Shares may be granted or awarded only to Employees, Directors or Consultants.

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5.   Stock Subject to the Plan

     5.1 The maximum number of Shares that may be issued under the Plan is 2,250,000. The maximum number of shares that may be issued to any one employee is 2,250,000.

     5.2 If an Option or Right expires or terminates for any reason (other than termination by virtue of the exercise of a Related Option or Related Right, as the case may be), without having been fully exercised, if Shares of Registered Stock are forfeited or if Incentive Shares are not issued or are forfeited, the unissued or forfeited Shares which had been subject to the Award shall become available for the grant of additional Awards.

     5.3 Upon exercise of a Right (regardless of whether the Right is settled in cash or Shares), the number of Shares with respect to which the Right is exercised shall be charged against the number of Shares issuable under the Plan and shall not become available for the grant of other Awards.

6.   Options

     6.1 Options granted under the Plan to Optionees shall be either Incentive Stock Options or Nonqualified Stock Options, as designated by the Committee. Each Option granted under the Plan shall be clearly identified either as a Nonqualified Stock Option or an Incentive Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options granted to Optionees shall be subject to the terms and conditions set forth in this Article 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify. All Incentive Stock Options granted under the Plan shall comply with the provisions of the Code governing incentive stock options and with all other applicable rules and regulations.

     6.2 The Option Period for options granted to Optionees shall be determined by the Committee and specifically set forth in the Agreement, provided, however, that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to a Ten- Percent Stockholder) from its Date of Grant.

     6.3 The Committee, in its discretion, may provide in an Agreement for the right of the Optionee to surrender to the Corporation an Option (or a portion thereof) that has become exercisable and to receive upon such surrender, without any payment to the Corporation (other than required tax withholding amounts or as otherwise provided in Section 16) that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (i) the Fair Market Value on the date of surrender over (H) the Option Price, plus an amount of cash equal to the Fair Market Value of any fractional Share to which the Optionee would be entitled but for the parenthetical above relating to whole number of Shares. Any such surrender shall be treated as the exercise of the Option (or portion thereof).

     6.4 If an Option is intended to qualify as an Incentive Stock Option, the Option must be granted within ten years from the date the Plan is adopted or the date the Plan is approved by the stockholders of the Corporation, whichever is earlier.
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     6.5  To the extent that the aggregate " fair market value" of stock with respect to which Incentive Stock Options first become exercisable by an Optionee in any calendar year exceeds $100,000, such options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

7.   Rights

     7.1 Rights granted under the Plan shall be evidenced by an Agreement specifying the terms and conditions of the grant. A Right may be granted under the Plan:

          (a) in connection with, and at the same time as, the grant of an Option under

          (b)  by amendment of an outstanding Option granted under the Plan;
or

          (c)  independently of any Option granted under the Plan.

     A Right granted under clause (a) or (b) of the preceding sentence is a Related Right. A Related Right may, in the Committee's discretion, apply to all or a portion of the Shares subject to the Related Option.

     7.2 A Right may be exercised in whole or in part as provided in the applicable Agreement, and, subject to the terms of the Agreement, entitles its optionee to receive, without payment to the Corporation (but subject to required tax withholding or as otherwise provided in Section 16), either cash or that number of Shares (equal to the highest whole number of Shares), or a combination thereof, in an amount or having a Fair Market Value determined as of the Date of Exercise not to exceed the number of Shares subject to the portion of the Right exercised multiplied by an amount equal to the excess of
(i) the Fair Market Value on the Date of Exercise of the Right over (ii) either (A) the Fair Market Value on the Date of Grant of the Right if it is not a Related Right, or (B) the Option Price as provided in the Related Option if the Right is a Related Right.

     7.3 The Right Period shall be determined by the Committee and specifically set forth in the Agreement, subject to the following conditions:

          (a) a Right will expire no later than the earlier of (A) ten years from the Date of Grant or (B) in the case of a Related Right, the expiration of the Related Option;

          (b) a Right may be exercised only when the Fair Market Value on the Date of Exercise exceeds either (A) the Fair Market Value on the Date of Grant of the Right if it is not a Related Right or (B) the Option Price of the Related Option if the Right is a Related Right; and

          (c) a Right that is a Related Right to an Incentive Stock Option or Nonqualified Stock Option may be exercised only when and to the extent the Related Option is exercisable.
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     7.4  The exercise, in whole or in part, of a Related Right shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related Right is exercised. Similarly, the exercise, in whole or in part, of a Related Option shall cause a reduction in the number of Shares subject to the Related Right equal to the number of Shares with respect to which the Related Option is exercised.

8.   Exercise of Options and Rights; Call or Put of Awards

     8.1 An Option or Right may, subject to the terms of the applicable Agreement under which it was granted, be exercised in whole or in part by the delivery to the Corporation of written notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of an Option, by full payment for the shares with respect to which the Option is exercised. To the extent provided in the applicable Option Agreement, payment may be made, in whole or in part, in Mature Shares (other than Restricted Stock) valued at Fair Market Value on the Date of Exercise or by delivery of a promissory note as provided in Section 8.2 hereof.

     8.2 To the extent provided in an Option Agreement and permitted by applicable law, the Committee may accept as partial payment of the Option Price a promissory note executed by the Optionee evidencing his or her obligation to make future cash payment thereof. Promissory notes made pursuant to this Section 8.2 shall be fully recourse, shall have a fixed maturity date no later than four years from the date the promissory note is made, shall bear interest on the unpaid portion thereof at ten percent (10%), shall be secured by a pledge of the Shares received upon exercise of the Option, and shall contain such other terms as may be determined by the Committee.

     8.3 An Option or right may be exercised during the Optionee's lifetime only by Optionee or, in the event of his or her legal disability, by his or her legal representative. After the death of an Optionee, an Option or Right may be exercised only by the Optionee's legal representative.

     8.4 (a) In the event of a Change of Control, the Corporation may, pursuant to the Agreement, have the right, but not the obligation, by written notice to the applicable Optionees and Grantees, to call some or all of the Options, Rights, Restricted Stock and Incentive Shares granted hereunder (respectively, the "Called Options," "Called Rights," "Called Restricted Stock" and "Called Incentive Shares"). In the event of a Change of Control, the employee may, pursuant to the Agreement, have the right, but not the obligation, by written notice to the Corporation, to put some or all of the Options, Rights, Restricted Stock and Incentive Shares granted to him or her hereunder (respectively, the "Put Options," "Put Rights," "Put Restricted Stock" and "Put Incentive Shares").

          (b) The Called or Put Restricted Stock and/or Called or Put Incentive Shares shall be purchased by the Corporation for the purchase price and on the same terms and conditions as the other shares of the Corporation being purchased in connection with the Change of Control. Such purchase shall occur on the same date as the Change of Control (the "Closing Date").

          (c) On the Closing Date, any Called or Put Options shall be deemed to have been exercised and the purchase price therefor shall be deemed to have been paid in Shares of Common Stock issuable thereunder (and any Rights that are Related Rights of Called or Put Options shall be deemed exercised). On the Closing Date, the remaining number of Shares which the Optionee is entitled to
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receive pursuant to any Called or Put Options shall be purchased by the
Corporation for the purchase price and on the same terms and conditions as the other shares of the Corporation being purchased in connection with the Change of Control.

          (d) On the Closing Date, any Called or Put Rights that are not Related Rights shall be deemed exercised and any amounts due by the Corporation to the Optionee thereunder shall be paid to the Optionee on the same terms and conditions as the other shares of the Corporation being purchased in connection with the Change of Control.

     8.5 In determining the effect of a termination on the rights and benefits of an Award, the Committee may make distinctions based upon the cause of termination. Unless the Committee otherwise determines the effect a termination of employment on the rights and benefits under an Award, and in the case of Incentive Stock Options, subject to the applicable Code limits:

          (a) upon an Optionee's death, an Award shall become and shall remain fully exercisable for one year after the date of death or until the expiration of the stated term of the Award, whichever occurs first;

          (b) upon the termination by the Corporation of the Optionee's employment for cause (other than a termination for cause within two (2) years following a Change in Control), as determined by the Committee in its sole discretion, the Award shall terminate; and

          (c) upon a termination of a Optionee's employment or services for any reason other than the reasons set forth in clauses (a) and (b), any portion of an Award that is not yet exercisable shall terminate and any portion of such Award that is then exercisable shall remain fully exercisable for three (3) months after the date of termination or until the expiration of the stated term of the Award, whichever occurs first.

9.   Restricted Stock Awards

     9.1 Restricted Stock awards under the Plan shall consist of Shares that are restricted against transfer, subject to forfeiture, and subject to such other terms and conditions intended to further the purposes of the Plan as may be determined by the Committee. Such terms and conditions may provide, in the discretion of the Committee, for the vesting of such awards to be contingent upon the achievement of one or more specified Performance Goals or upon a Change in Control.

     9.2 Restricted Stock awards under the Plan shall be evidenced by Agreements specifying the terms and conditions of the Award. Each Agreement evidencing an award of Restricted Stock shall contain the following:

          (a) prohibitions against the sale, assignment, transfer, exchange, pledge, hypothecation, or other encumbrance of (A) the Shares awarded as Restricted Stock under the Plan, (B) the right to vote the Shares, to the extent such Shares have voting rights, and (C) the right to receive dividends thereon, in each case during the restriction period applicable to the Shares: provided. however, that the Grantee shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote the Shares, to the extent such Shares have voting rights;
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       (b)  a requirement that each certificate representing Shares of
Restricted Stock shall be deposited with the Corporation, or its designee, and shall bear the following legend:

     This certificate and the shares of stock represented hereby are subject to the terms and conditions (including the risks of forfeiture and restrictions against transfer) contained in the IT Partners, Inc., Amended 1997 Long-Term Incentive Plan, and an Agreement entered into between the registered owner and IT Partners, Inc. Release from such terms and conditions shall be made only in accordance with the provisions of the Plan and the Agreement, a copy of each of which his on file in the office of the Secretary of IT Partners, Inc.

          (c) the terms and conditions upon which any restrictions applicable to Shares of Restricted Stock shall lapse and new certificates free of the foregoing legend, but subject to any restrictions contained in the Restricted Stock and Nonqualified Stock Option Agreement, shall be issued to the Grantee or his or her legal representative; and

          (d) such other terms, conditions and restrictions as the Committee in its discretion may specify including, without limitation, terms that condition the lapse of forfeiture and transfer restrictions upon the achievement of Performance Goals.

10.  Incentive Share Awards

     Incentive Shares awarded under the Plan shall be evidenced by an Agreement specifying the terms and conditions of such Award. Incentive Share awards shall provide for the issuance of Shares to a Grantee at such times and subject to such terms and conditions as the Committee shall deem appropriate including, but not limited to, terms that condition the issuance of Shares upon the achievement of Performance Goals.

11.  Nontransferability

     Awards made under this Plan shall not be transferable other than (i) by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. A Related Right is transferable only when the Related Option is transferable and only with the Related Option and under the same conditions that apply to the Related Option.

12.  Capital Adjustments

     In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up, recapitalization, reclassification, combination or exchange of shares, merger (where the Corporation is not the surviving entity), consolidation or liquidation and the like, the Committee shall provide for a substitution for or adjustment, as appropriate, in (i) the number and class of Shares subject to outstanding Options, Rights, Restricted Stock and Incentive Share awards (ii) the Option Price of Options and the base price upon which payments under Rights that are not Related Rights are determined, and (iii) the aggregate number and class of Shares for which Awards thereafter may be made under the Plan and to individual Award recipients.

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13.  Amendment and Termination of Agreement

     The Board may amend, alter or terminate the Plan in any respect at any time; provided, however, that, after the Plan has been approved by the stockholders of the Corporation, no amendment, alteration or termination of the Plan shall be made by the Board without approval of (i) the Corporation's stockholders to the extent stockholder approval of the amendment is required by the applicable law, and (ii) each affected Optionee or Grantee if such amendment, alteration or termination would adversely affect his or her rights or obligations under any Award made prior to the date of such amendment, alteration or termination.

14. Modification, Extension and Renewal of Options, Rights, Restricted Stock and Incentive Shares, Substituted Options and Rights

     14.1 Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding Options and Rights, or accept the surrender of outstanding Options and Rights (to the extent not theretofore exercised) granted under the Plan or under any other plan of the Corporation or an Subsidiary, and authorize the granting of new Options and Rights pursuant to the Plan in substitution therefor (to the extent not theretofore exercised), and the substituted Options or Rights may specify a lower exercise price than the surrendered Options and Rights, a longer term than the surrendered Options and Rights, or have any other provisions that are authorized by the Plan. Subject to the terms and conditions of the Plan, the Committee may modify the terms of any outstanding awards of Restricted Stock or Incentive Shares. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Optionee or Grantee, alter or impair any of the Optionee's or Grantee's rights or obligations under such Award.

     14.2 Anything contained herein to the contrary notwithstanding, Options and Rights may, at the discretion of the Committee, be granted under the Plan in substitution for stock appreciation rights and options to purchase shares of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Corporation or one of its Subsidiaries. The terms and conditions of the substitute options and rights so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to confirm, in whole or part, to the provisions of the options and stock appreciation rights in substitution for which they are granted. Such options and rights shall be counted toward the Share limits imposed by Section 5.1, except to the extent it is determined by the Committee that the applicability of such sentence is required in order for grants of Options and Rights hereunder to be eligible to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

15.  Effectiveness of the Plan

     The Plan and any amendments requiring stockholder approval pursuant to
Article 13 are subject to approval by vote of the stockholders of the Corporation within 12 months after their adoption by the Board. Subject to that approval, the Plan and any amendments are effective on the date on which they are adopted by the Board. Options, Rights, Restricted Stock and Incentive Shares may be granted or awarded prior to stockholder approval of the Plan or amendments, but each such Award shall be subject to the approval of the Plan or amendments by the stockholders. The date on which any Option, Right, Restricted Stock or Incentive Shares granted or awarded prior to
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stockholder approval of the Plan or amendment is granted or awarded shall be the Date of Grant for all purposes as if the Option, Right, Restricted Stock or Incentive Shares had not been subject to approval. No Option or Right may be exercised prior to such stockholder approval, and any Restricted Stock or Incentive Shares awarded shall be forfeited if such stockholder approval is not obtained.

16.  Withholding

     The Corporation's obligation to deliver Shares or pay any amount pursuant to the terms of any Award hereunder shall be subject to the satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, an Optionee or Grantee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the corporation to withhold Shares otherwise issuable to the Optionee or Grantee, or (iii) delivering to the Corporation Mature Shares.

17.  Term of the Plan

     Unless sooner terminated by the Board pursuant to Article 13, the Plan shall terminate on ________, 2008, and no Options, Rights, Restricted Stock or Incentive Shares may be granted or awarded after such date. The termination of the Plan shall not affect the validity of any Award outstanding on the date of termination.

18.  Indemnification of Committee

     In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, Right, Restricted Stock or Incentive Shares granted or awarded hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Corporation.

19.  General Provisions

     19.1 The establishment of the Plan shall not confer upon any Employee, Director or Consultant any legal or equitable right against the Corporation, any Subsidiary or the Committee, except as expressly provided in the Plan.

     19.2 The Plan does not constitute an inducement or consideration for the employment or services of any Employee, Director or Consultant, nor is it a contract between the Corporation or any Subsidiary and any Employee, Director or Consultant. Participation in the Plan shall not give an Employee any right to be retained in the service of the Corporation or any Subsidiary.

     19.3 Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Corporation or its subsidiaries to issue, grant, or assume options, warrants, rights or restricted stock, other than under this Plan, or to adopt other stock option or restricted stock plans or to impose any requirement of stockholder approval upon the same.

     19.4 The interests of any Employee, Director or Consultant under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in Article 11.

     19.5 The Plan shall be governed, construed and administered in accordance with the laws of the State of Maryland and the intention of the Corporation that Incentive Stock Options granted under the Plan qualify as such under
Section 422 of the Code.

     19.6 The Committee may require each person acquiring Shares pursuant to Awards hereunder to represent to and agree with the Corporation in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

     19.7 The Corporation shall not be required to issue any certificate or certificates for Shares with respect to Awards under this Plan, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Committee's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

OPTION NO.:

EMPLOYEE:

DATE OF GRANT:

OPTION PRICE:

COVERED SHARES:

                        IT PARTNERS, INC.
              AMENDED 1997 LONG-TERM INCENTIVE PLAN

                *          *          *          *

               NONQUALIFIED STOCK OPTION AGREEMENT

     1. Definitions. In this Agreement, except where the context otherwise indicates, the following definitions apply:

          (a)  "Agreement" means this Nonqualified Stock Option Agreement.

          (b)  "Board" means the Board of Directors of the Company.

          (c)  A "Change of Control" means either:

               (i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of fifty percent (50%) or more of the then outstanding shares of common stock of the Company or a Subsidiary of the Company, but excluding for this purpose any such acquisition by (A) the Company, a Subsidiary of the Company, or any other entity a majority of which is owned, directly or indirectly, by the beneficial owners of a majority of the outstanding shares of voting Common Stock of the Company, or (B) any corporation with respect to which, following such acquisition, more than fifty percent (50%) of the then outstanding shares of voting common stock of such corporation is then beneficially owned, directly or indirectly, by the Company, a Subsidiary of the Company, or the individuals and entities who were the beneficial owners, directly or indirectly, of the voting common stock of the Company immediately prior to such acquisition; or

               (ii) approval by the holders of the stock of the Company of a reorganization, merger or consolidation, in each case, with respect to which the Company, any subsidiary of the Company, or any other entity a majority of which is owned, directly or indirectly, by the beneficial owners of a majority of the outstanding shares of voting common stock of the Company, do not, alone or in combination, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty percent (50%) or more of the then outstanding shares of voting common stock of the corporation resulting from such reorganization, merger or consolidation.

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means the committee charged, pursuant to the provisions of the Plan, with the administration of the Plan. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee.

          (f) "Common Stock" means the common stock, $.01 per share, of the Company.

          (g)  "Company" means IT Partners, Inc.

          (h) "Covered Shares" means the Shares subject to the Option set forth as the "Covered Shares" on Page 1 of this Agreement.

          (i) "Date of Exercise" means the date on which the Company receives notice pursuant to Paragraph 5(a) of the exercise, in whole or in part, of the Option.

          (j) "Date of Expiration" means the date on which the Option shall expire, which shall be ten years after the Date of Grant.

          (k) "Date of Grant" means the date set forth as the "Date of Grant" on page 1 of this Agreement.

          (l) "Employee" means the person identified as Employee on page 1 of this Agreement.

          (m) "Fair Market Value " means the amount equal to the sales price for a Share, on the date such fair market value is to be determined, as determined by the Board of Directors in good faith.

          (n) "Mature Shares" means Shares held by the Employee free and clear of any liens or encumbrances for at least six months.

          (o) "Option" means the Nonqualified stock option granted to the employee in Paragraph 2 of this Agreement.

          (p) "Option Price" means the price per Share at which an Option may be exercised. The Option Price shall be determined by the Committee and shall not be less than the Fair Market Value determined as of the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the corporation or a Subsidiary (a "Ten-Percent Stockholder"), the Option Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value on the Date of Grant.

          (q) "Option Price" means the dollar amount per Share set forth as the "Option Price" on page 1 of this Agreement.

          (r) "Employee" means the person identified as the "Employee" on page 1 of this Agreement.

          (s) "Plan" means the IT Partners, Inc., Amended 1997 Long-Term Incentive Plan.

          (t)  "Share" means a share of Common Stock.

          (u) "Subsidiary" means a corporation at least fifty percent of the total combined voting owner of all classes of stock of which is owned by the Company, either directly or through one or more other Subsidiaries.

     2.   Nonqualified Options.

          (a) Grant of Option. Pursuant to the Plan and subject to the terms of this Agreement, the Company hereby grants to the Employee or his successors Options (the "Options") to purchase from the Company that number of Shares equal to the Covered Shares, exercisable at the Option Price.

          (b)  Terms of the Option.

               (i) Type of Option. The Options are intended to be Nonqualified stock options, and not incentive stock options within the meaning of Section 422 of the Code.

              (ii) Option Periods. During the period commencing on the Date of Grant and terminating on the Date of Expiration, the Options may be exercised with respect to all or a portion of the Covered Shares (in full shares), to the extent that the Options have not been previously exercised with respect to such Covered Shares, subject to the following limitations:

                    (A) No Options may be exercised until the second anniversary of the Date of Grant,

                    (B) On and after the second anniversary of the Date of Grant, Options may be exercised to a maximum of forty percent (40%) of the Covered Shares;

                    (C) On and after the third anniversary of the Date of Grant, Options may be exercised to a cumulative maximum of sixty percent (60%) of the Covered Shares;


                    (D) On and after the fourth anniversary of the Date of Grant, Options may be exercised to a cumulative maximum of eighty percent (80%) of the Covered Shares;
and

                    (E)  Thereafter, all Options may be exercised in full.

               (iii) Notwithstanding the above provisions of this Paragraph 2(b), the Options may be exercised in full upon a Change of Control.

               (iv) Exercise During Employee's Lifetime, After Death. The Option may be exercised during the Employee's lifetime only by the Employee or, in the event of his or her legal disability, by his or her legal representative. After the Employee's death, the Options may be exercised only by the Employee's legal representative.

               (v) Termination of Employment or Service. If Employee's employment with the Company is terminated, any Options (or portion thereof) not exercisable on or before that date shall be forfeited. To the extent that any Options remain exercisable, during the period commencing on termination of employment or service and terminating on the date which is thirty (30) days after the date of termination of employment or service, such Options may be exercised with respect to the number of the Covered Shares (in full shares), to the extent that the Options have not been previously exercised with respect to such Covered Shares; provided, however, in the event of termination of employment or service by reason of death or disability, the thirty (30)-day period provided for in this sentence shall be ninety (90) days. After such thirty day period (or, if applicable, ninety day period), the Options shall be forfeited.

               (vi) Nontransferability. The Options are not transferable by the employee other than (i) by will or the laws of descent and distribution, or (h) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. Any permitted transferee shall be subject to all of the terms and conditions of this Agreement applicable to the Employee.

               (vii) Payment of the Option Price. The Employee, upon exercise, in whole or in part, of an Option, may pay the Option Price in cash, or by delivering duly endorsed certificates representing Mature Shares having a Fair Market Value on the Date of Exercise aggregating not more than the portion of the Option Price being paid by delivery of such Mature Shares, or in a combination of cash and Mature Shares, or as provided in Paragraph 2(i) hereof.

          (c) Capital Adjustments. The number of Covered Shares and Option Price shall be subject to such adjustment, if any, as appropriate to reflect such events as stock dividends, stock splits, adoption of stock rights plans, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

          (d)  Exercise.

               (i) Notice. The Options shall be exercised, in whole or in part, by the delivery to the Company of written notice of such exercise, in such form as the Committee may from time to time prescribe, accompanied by (i) full payment of the Option Price with respect to that portion of the Option being exercised and (ii) any amounts required to be withheld pursuant to applicable income tax laws in connection with such exercise. Until the Committee notifies the Employee to the contrary, the form attached to this Agreement as Exhibit A shall be used to exercise the Option. Payment of all amounts required to be withheld may be made, at the option of the Employees, in cash, Options, or Mature Shares.

               (ii) Effect. The exercise, in whole or in part, of an Option shall cause a reduction in the number of Covered Shares equal to the number of Shares with respect to which the Option is exercised.

          (e) Restriction on Exercise and Upon Shares of Common Stock Issued Upon Exercise. Notwithstanding any other provision of this Agreement, the Employee agrees, for himself and his successors, that the Options may not be exercised at any time that the Company does not have in effect a registration statement under the Securities Act of 1933, as amended, relating to the offer of Common Stock to the Employee under the Plan, unless the Company shall determine, on the basis of representations of the Employee, or the Company receives an opinion of counsel satisfactory to the Company that the exercise of the Option would not violate the registration provisions of the Securities Act of 1933, as amended.

          (f) Rights as Stockholder. The Employee shall have no rights as a stockholder with respect to any Shares subject to the Options until and unless a certificate or certificates representing such shares are issued to the Employee pursuant to this Agreement. Except as agreed, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

          (g) Employment and Service. Neither the granting of an Option evidenced by this Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company or any of its Subsidiaries to employ or retain the services of the Employee, as the case may be, for any period. Whatever reference is made in this Agreement to the employment or service of the Employee, it means employment or service, as the case may be (including service as a Director or Consultant) by the Company or a Subsidiary thereof, including ________________________ (the "Subsidiary").

          (h) Subject to the Plan. The Options evidenced by this Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which are incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, the Option is subject to any miles and regulations promulgated by the Committee.

               (i) Surrender of Option in Exchange for Shares. The Committee shall permit the Employee to surrender the Option evidenced by this Agreement (or a portion thereof) and to receive upon such surrender that number of Shares having an aggregate Fair Market Value as of the date of surrender equal to the product of (a) the excess of Fair Market Value as of such surrender date over the Option Price with respect to such surrendered Option (or portion thereof), multiplied by (b) the number of Shares covered by the Option (or portion thereof) surrendered. No fractional Shares shall be issued upon such surrender. Cash shall be paid in lieu of any such fractional Share in amount equal to the product of such fraction multiplied by the Fair Market Value on the date of surrender. Any such surrender shall be treated as an exercise of such Option (or portion thereof) for purposes of this Agreement. No such surrender may be made before the Option (or the portion thereof surrendered) is exercisable.

     3.   Protection of Confidential Information, Non-Competition.

          (a)  The Employee acknowledges that:

               (i) The established nature of the business of The Subsidiary was material to the decision of the Company to acquire and conduct the business of The Subsidiary;

               (ii) As a result of his employment by The Subsidiary, the Employee has obtained and will obtain certain proprietary, secret and confidential information concerning the business of The Subsidiary and the Company, including, without limitation, financial and organizational information, the identity of customers and sources of supply, their needs and requirements, the nature and extent of contracts with them, and related cost, price and sales information;

               (iii) The Subsidiary and the Company will suffer immediate, irreparable and substantial damage which will be difficult to compute if, during the period of his employment with The Subsidiary or thereafter, the Employee should enter a competitive business with any material segment of The Subsidiary's or the Company's business (whether as an employee, shareholder, member, officer or otherwise) or should divulge secret and confidential information relating to the business of the Company heretofore or hereafter acquired by him in the course of his employment by The Subsidiary; and

               (iv) The provisions of this Section 3 are reasonable and necessary for the protection of the business of The Subsidiary and the Company.

            (b) The Employee agrees that he will not at any time, either during his employment with The Subsidiary or thereafter, divulge to any person, firm or corporation any confidential information obtained or learned by him during the course of his employment with The Subsidiary, or prior to the commencement thereof in the course of his employment by The Subsidiary and the operation of the business, with regard to the operational, financial, organizational, business or other affairs of The Subsidiary, the Company or any Subsidiary, or their business, their officers and directors, including, without limitation, trade "know how," secrets, customer lists, sources of supply, pricing policies, operational methods or technical processes, except:
(i) in the course of faithfully performing his duties hereunder, (ii) with The Subsidiary's or the Company's express written consent, (iii) to the extent that any such information is in the public domain other than as a result of the Employee's breach of any of his obligations hereunder, or (iv) where required to be disclosed by court order, subpoena or other governmental process. In the event that the Employee shall be required to make disclosure pursuant to the provisions of clause (iv) of the preceding sentence, the Employee promptly but in no event more than forty-eight (48) hours after leaning of such subpoena, court order, or other governmental process, shall notify, by personal delivery or by facsimile, confirmed by mail or by certified mail, return receipt requested, the Company and, at the Company's expense, the Employee shall:

                    (A) take all reasonably necessary steps requested by The Subsidiary or the Company to defend against the enforcement of such subpoena, court order or other governmental process, and

                    (B) permit The Subsidiary or the Company to intervene and participate with counsel of its choice in any proceeding relating to the enforcement thereof.

          (c) Upon termination of his employment with The Subsidiary, or at any time The Subsidiary's or the Company's Board of Directors may reasonably request, the Employee will promptly deliver to The Subsidiary and/or the Company all memoranda, notes, records, reports, manuals, drawings, blueprints and other documents (and all copies thereof) relating to the business of The Subsidiary or the Company and all property associated therewith, which he may then possess or have under his control.

          (d) During the term of his employment with The Subsidiary and for a period of one (1) fiscal year thereafter, the Employee shall not, without the express prior written permission of the Company, within 250 miles of The Subsidiary's or the Company's principal place of business, directly or indirectly: (i) enter into the employ of or render any significant and material services to any person, firm or corporation engaged in any Competitive Business (as defined in Subsection (j) of Section 3 hereof), except if named as a fiduciary in a Last Will and Testament; (ii) engage in any Competitive Business for his own account; (iii) become associated with or interested in any Competitive Business as an individual, partner, shareholder, creditor, director, officer, principal, agent, employee, trustee, consultant, advisor or in any other relationship or capacity; (iv) employ or retain, or have or cause any other person or entity to employ or retain, any person who was employed or retained by The Subsidiary or the Company or its Subsidiaries while the Employee was employed by The Subsidiary; (v) employ or retain, or have or cause any other person or entity to employ or retain, any person who remains employed or retained by The Subsidiary or the Company or its Subsidiaries, or (vi) solicit, interfere with, or endeavor to entice away from the Subsidiary or the Company or its Subsidiaries any of its or their customers or sources of supply. Nothing in this Agreement, however, shall preclude the Employee from investing his personal assets in the securities of any corporation or other business entity which is engaged in a Competitive Business if such securities are traded on a national stock exchange or in over-the-counter market and if such investment does not result in his actually and/or beneficially owning, at any time, more than five percent (5%) of the publicly traded equity securities of such competitor.

          (e) If the Employee commits a breach or threatens to commit a breach, of any of the provisions of Sections 3(d)(i) through 3(d)(iii), The Subsidiary's and/or the Company's sole right and remedy shall be the automatic cancellation of all of the Employee's unexercised Options, whether or not such Options are exercisable hereunder. If the Employee commits a breach, or threatens to commit a breach, of any of the provisions of Sections 3(b) through 3(c) and/or Sections
3(d)(iv) through 3(d)(vi), The Subsidiary and/or the Company shall have the right and remedy:

               (i) to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed by the Employee that the services being rendered to The Subsidiary are of a special, unique and extraordinary character and that any such breach or threatened breach will cause irreparable injury to The Subsidiary and the Company and that money damages alone will not provide an adequate remedy to The Subsidiary and the Company; and

               (ii) to require the Employee to account for and pay over to The Subsidiary and/or the Company all compensation, profits, monies, accruals, increments or other benefits (collectively "Benefits") derived or received by the Employee as the result of any transactions constituting a breach of any of the provisions of Sections 3(b) through 3(c) and/or Sections 3(d)(iv) through 3(d)(vi), and the Employee hereby agrees to account for and pay over such Benefits to the Company. Each of the rights and remedies enumerated in this
Section 3(e) shall be independent of the other, and shall be severally enforceable, and such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to The Subsidiary and/or the Company under law or equity.

          (f) If the Employee shall violate any covenant contained in Section 3(d), the duration of such covenant so violated shall be automatically extended for a period of two (2) years from the date on which the Employee permanently ceases such violation or for a period of two (2) years from the date of the entry by a court of competent jurisdiction of a final order or judgment enforcing such covenant, whichever period is later.

          (g) If any provision of Sections 3(b) or 3(d) is held to be unenforceable because of the scope, duration or area of its applicability, the tribunal making such determination shall have the power to modify such scope, duration, or area, or all of them to the minimum extent necessary so that these provisions would be enforceable, and such provision or provisions shall then be applicable in such modified form.

          (h) The Employee acknowledges that he may be directly and materially involved in many important policy and operational decisions of The

Subsidiary. The Employee further acknowledges that the scope of the foregoing restrictions has been specifically bargained between The Subsidiary, the Company and the Employee, each being fully informed of all relevant facts. Accordingly, the Employee acknowledges that the foregoing restrictions of this
Section 3 are fair and reasonable, are minimally necessary to protect The Subsidiary, the Company and its Subsidiaries, their stockholders and the public from the unfair competition of the Employee who, as a result of his employment with The Subsidiary, will have had unlimited access to the most confidential and important information of The Subsidiary and the Company and its Subsidiaries, their business and future plans. The Employee furthermore acknowledges that no unreasonable harm or injury will be suffered by him from enforcement of the covenants contained herein and that he will be able to earn a reasonable livelihood following termination of his employment notwithstanding enforcement of the covenants contained herein.

          (i) The Subsidiary, the Company and the Employee do hereby further acknowledge and agree that none of the time span, scope or area covered by the restrictive covenants above is or are unreasonable, and that it is the specific intent of The Subsidiary, the Company and the Employee that each and all of the provisions set forth in this section shall be valid and enforceable as specifically set forth hereinabove to the fullest extent possible. If it shall be judicially determined that any of the provisions set forth in this section shall not be valid or enforceable as specifically set forth hereinabove, such provision shall not be declared invalid but rather shall be modified in such manner so as to result in the same being valid and enforceable to the maximum extent permitted by law. It is further agreed and understood that, because of the highly confidential and sensitive nature of The Subsidiary's and the Company's business, in the event of any violation by the Employee of any of the preceding provisions of this section, The Subsidiary and/or the Company may, in addition to any other remedies which it may have, obtain injunctive relief in any court of appropriate jurisdiction to enforce the terms hereof.

          (j) As used in this Agreement, the term "Competitive Business" shall mean either: (i) any of the development, production, marketing or distribution of products and services of the information technology industry; or (ii) any other product or service (including software- related products or services) of every nature, kind and description whatsoever which was under active development, production, marketing or distribution by the Company at the time of the termination of the Employee's employment, as documented by existing Company records at the time of such termination.

     IN WITNESS WHEREOF, the Company and The Subsidiary have caused this Agreement to be signed on its behalf effective as of the Date of Grant.

ATTEST:                            IT PARTNERS, INC.


                                   By:
                                      ---------------------------------
                                      Daniel J. Klein, President

ATTEST:                            [SUBSIDIARY]


                                   By:
                                      ----------------------------------
                                                      , President
                                      ---------------


Accepted and agreed to as of the Date of Grant.





-------------------------------------
Employee

                           "EXHIBIT A"

                        EXERCISE OF OPTION

Board of Directors
IT Partners, Inc.

Gentlemen:

     The undersigned, the employee under the Nonqualified Stock Option
Agreement identified as Option No.                   , granted pursuant to the
                                  -------------------
IT Partners, Inc. Amended 1997 Long- Term Incentive Plan (the "Option"), hereby irrevocably elects to exercise the Option granted in the Agreement to purchase shares of Common Stock of IT Partners, Inc. par value $.01 per share
and herewith makes payment of $                 in the form of:  [CHOOSE ONE]
                               -----------------

                    (a)  $          in cash; or

                    (b)             Mature Shares*

                    (c)  $          in Options; or

                    (d)  $          in cash and         Mature Shares*.


     The undersigned, the Employee under the Nonqualified Stock Option
Agreement identified as Option No.                 , granted pursuant to the
                                  ----------------
IT Partners, Inc. Amended 1997 Long- Term Incentive Plan (the "Option"), hereby elects to satisfy its withholding requirements regarding the foregoing exercise of the Option in the form of: [CHOOSE ONE]

                    (a)  $          in cash; or

                    (b)             Mature Shares*


Dated:
       -------------------         ------------------------------------
                                   (Signature of Employee)

Date Received by:
                 ------------------------

Received by:
            -----------------------------

     * "Mature Shares" means shares of IT Partners, Inc. held by the Employee free and clear of any liens or encumbrances for at least six months. Mature Shares being delivered in payment of all or any part of the exercise price or being used to satisfy withholding requirements must be represented by certificates registered in the name of the Employee and duly endorsed by the Employee and by each and every other co-owner in whose name the shares may also be registered.